United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 27, 2007
                                                          --------------


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                0-10652                             94-2751350
      ------------------------           ---------------------------------
      (Commission File Number)           (IRS Employer Identification No.)


                 300 Park Marina Circle, Redding, CA      96001
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

         On April 27, 2007, North Valley Bancorp ("North Valley" or the "Registrant") mailed copies of its 2006 Annual Report to the shareholders of North Valley Bancorp. Each copy of the Annual Report was accompanied by a transmittal letter, signed by Michael J. Cushman, President and Chief Executive Officer, and J.M. "Mike" Wells, Jr., Chairman of the Board of Directors, in the form filed as an exhibit to this report and incorporated herein by this reference. The transmittal letter informs the shareholders of the postponement of the 2007 Annual Meeting of Shareholders (normally held in the month of May), due to the proposed merger transaction with Sterling Financial Corporation announced by the Registrant on April 11, 2007, the consummation of which is subject to a special meeting and favorable vote of the shareholders of the Registrant (among other conditions set forth in the Agreement and Plan of Merger dated April 10, 2007, signed between the Registrant and Sterling Financial Corporation).

      Additional Information About the Proposed Merger and Where to Find It
      ---------------------------------------------------------------------

         Sterling Financial Corporation intends to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4, and North Valley intends to mail a proxy statement/prospectus to its shareholders, containing information about the proposed merger transaction. Investors and shareholders of Sterling and North Valley are urged to read the proxy statement/prospectus and other relevant materials when they become available in order to obtain important information about Sterling, North Valley and the proposed merger. In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the shareholders of North Valley, Sterling and North Valley file annual, quarterly and current reports, proxy statements and other information with the SEC. Investors and shareholders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the SEC at its website at www.sec.gov. These documents may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and shareholders may access copies of the documents filed with the SEC by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by North Valley may also be obtained by requesting them in writing at North Valley Bancorp, 300 Park Marina Circle, Redding, California 96001, or by telephone at
(530) 226-2900. In addition, investors and shareholders may access copies of the documents filed with the SEC by North Valley through its website at www.novb.com.

         Sterling, North Valley and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of North Valley with respect to the transactions contemplated by the proposed merger. Information regarding Sterling's officers and directors is included in Sterling's proxy statement for its 2007 Annual Meeting of Shareholders filed with the SEC on March 15, 2007. Information regarding North Valley's officers and directors is included in North Valley's Form 10-K/A, Amendment No. 1 to Form 10-K Annual Report, filed with the SEC on April 24, 2007. A description of the interests of the directors and executive officers of Sterling and North Valley in the proposed merger will be set forth in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available.


Item 9.01.   Financial Statements and Exhibits.

         (c)      Exhibits

         99.133 Form of North Valley Bancorp letter, transmitting Annual Report to shareholders of North Valley Bancorp, dated April 27, 2007




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


Dated:  April 27, 2007                 By: /s/ LEO J. GRAHAM
                                           ------------------------------------
                                           Leo J. Graham
                                          General Counsel / Corporate Secretary


                                       3